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                                                                  EXHIBIT 23(J)

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 (Post-Effective Amendment No. 2) of United Rentals, Inc. of our report dated January 28, 1998 relating to the financial statements of U.S. Rentals, Inc., which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.

PRICEWATERHOUSECOOPERS LLP
Sacramento, California
September 22, 1998